Taxes	12 Months Ended
Dec. 31, 2018
Disclosure Of Taxes [Abstract]
Disclosure of income tax [text block]
11. Taxes

The following table reconciles Vermilion’s deferred tax asset and liability:

	As at
($M)	Dec 31, 2018	Dec 31, 2017
Deferred tax assets:
Non-capital losses	487,398	342,202
Capital assets	(296,591)	(294,178)
Asset retirement obligations	38,429	28,056
Derivative contracts	(11,937)	10,164
Unrealized foreign exchange	(1,873)	(7,927)
Other	3,985	2,007
Deferred tax assets	219,411	80,324
Deferred tax liabilities:
Capital assets	(319,553)	(259,236)
Non-capital losses	57,785	34,703
Asset retirement obligations	(51,031)	(27,868)
Unrealized foreign exchange	(10,715)	(13,355)
Derivative contracts	—	11,386
Other	5,380	1,262
Deferred tax liabilities	(318,134)	(253,108)

Income tax expense differs from the amount that would have been expected if the reported earnings had been subject only to the statutory Canadian income tax rate as follows:

	Year Ended
($M)	Dec 31, 2018	Dec 31, 2017
Earnings before income taxes	354,698	124,482
Canadian corporate tax rate	27.0%	27.0%
Expected tax expense	95,768	33,610
Increase (decrease) in taxes resulting from:
Petroleum resource rent tax rate (PRRT) differential (1)	5,349	3,531
Foreign tax rate differentials (1), (2)	3,086	7,146
Equity based compensation expense	13,883	10,343
Amended returns and changes to estimated tax pools and tax positions	(873)	(17,246)
Statutory rate changes and the estimated reversal rates associated with temporary differences (3)	—	(16,449)
(Re-recognition) de-recognition of deferred tax assets	(26,931)	44,608
Adjustment for uncertain tax positions	8,080	2,191
Gain on business combinations	(28,812)	—
Other non-deductible items	13,498	(5,510)
Provision for income taxes	83,048	62,224
(1)	In Australia, current taxes include both corporate income tax rates and PRRT. Corporate income tax rates were applied at a rate of 30% and PRRT was applied at a rate of 40%.
(2)	The applicable tax rates for 2018 were: 34.4% in France, 50.0% in the Netherlands, 30.2% in Germany, 25.0% in Ireland, and 21.0% in the United States.
(3)
On December 22, 2017, the Tax Cuts and Jobs Act was signed into law in the United States reducing the U.S. federal corporate income tax rate from 35% to 21%. On December 21, 2017, the French Parliament approved the Finance Bill for 2018. The Finance Bill for 2018 provides for a progressive decrease of the French standard corporate income tax rate from 34.43% to 25.825% by 2022
. On December 18, 2018, the Dutch government approved the 2019 Tax Plan. The Bill provides for reduced corporate tax rates from 25.0% to 20.5% by 2021, with the first reduction planned for 2020 to 22.55%. Due to the tax regime applicable to natural gas producers in the Netherlands, the reduction to the corporate tax rate is not expected to have a material impact to Vermilion taxes in the Netherlands.

At December 31, 2018, Vermilion had $2.6 billion (2017 - $2.0 billion) of unused tax losses of which $1.1 billion (2017 - $0.5 billion) relates to Vermilion's Canada segment and expire between 2025 and 2038 and $1.3 billion (2017 - $1.3 billion) relates to Vermilion's Ireland segment and do not expire. The year-over-year increase in unused tax losses in Vermilion's Canada segment was the result of tax losses acquired in the business combinations described in Note 5.

At December 31, 2018, Vermilion re-recognized $90.6 million (2017 - de-recognized $145.6 million) of deductible temporary differences
relating to the aforementioned non-expiring tax loss pools in Ireland based on the Company’s expected ability to fully utilize such losses based on commodity price forecasts in effect as at December 31, 2018.

The aggregate amount of temporary differences associated with investments in subsidiaries for which deferred tax liabilities have not been recognized as at December 31, 2018 is approximately $0.5 billion (2017 – approximately $0.4 billion).